Exhibit 10.1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

MASTER PURCHASE AGREEMENT

between

MEVION MEDICAL SYSTEMS, INC.

and

STORRINGTON INDUSTRIES LIMITED

AGREEMENT

This Master Purchase Agreement (this “Agreement”) is entered into as of May 10, 2012 (the “Effective Date”) by and between Mevion Medical Systems, Inc., a Delaware corporation with a business address of 300 Foster Street, Littleton, Massachusetts 01460 (“BUYER”), and Storrington Industries Limited, a UK corporation, with a business address of Unit 1, Water Lane, Storrington, RH20 3EA, United Kingdom (“SELLER”).

WHEREAS, BUYER and SELLER are parties to that certain Sale and Purchase Agreement (dated December 5, 2007) (the “Existing Agreement”); pursuant to which BUYER has agreed to purchase from SELLER, and SELLER has agreed to manufacture and sell to BUYER, certain products described in the Existing Agreement;

WHEREAS, the parties wish to terminate the Existing Agreement and enter into this Agreement pursuant to which BUYER shall purchase from SELLER a varying number of Products (as defined below), and SELLER shall sell to BUYER such ordered Products; and

WHEREAS, the parties wish to establish in this Agreement the detailed terms and conditions under which BUYER shall purchase from SELLER the Products.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agrees as follows:

1. TERM

The term of this Agreement shall commence on the Effective Date and continue for a period of sixty (60) months (the “Initial Term”), unless earlier terminated as provided herein. After the Initial Term, this Agreement shall automatically renew on the terms and conditions contained herein for additional twenty four (24) month periods (each, a “Renewal Term” and together with the Initial Term, the “Term”), unless a party notifies the other party of its intent not to renew at least [***] prior to the beginning of a Renewal Term.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

2. ORDER OF PRECEDENCE

In the event of any conflict of terms, the following controlling priorities shall apply:

2.1 This Agreement, as may be amended from time to time in accordance with the provisions hereof.

2.2 Each Statement of Work that may be issued under this Agreement.

2.3 Any attachment or addendums to this Agreement, except to the extent that the attachment or addendum expressly supersedes the subject matter in question.

2.4 Any Purchase Order issued hereunder hereto.

3. SUPPLY; STATEMENTS OF WORK

3.1 BUYER hereby engages SELLER to manufacture and supply products pursuant to one or more Statements of Work (each a “Product,” and collectively, the “Products”) in accordance with the applicable Statement of Work and in compliance with the terms and conditions set forth in this Agreement, and SELLER hereby accepts such engagement.

3.2 The first Statement of Work is attached hereto as Exhibit A-1 and the Product described therein is referred to herein as the “System.” With respect to any new Product to be governed by this Agreement, a new Statement of Work shall be added to Exhibit A after execution by the parties of a written Statement of Work. There shall be no limit to the number of Statements of Work that may be added to Exhibit A and governed by the terms and conditions of this Agreement.

3.3 Each Statement of Work shall include a description of the services to be provided, including, if applicable, the Product to be manufactured, relevant specifications for the deliverables (“Specifications”), a corresponding budget, a schedule for completion of services described in the Statement of Work (which may be set forth for the entire Statement of Work or stages thereof), as well as a Purchase Order outlining the agreed upon fee and payment schedule, delivery terms, and such other information as the parties determine is necessary for SELLER to perform the services and manufacture and supply the Product (the “Purchase Order”). The form of the Purchase Order is attached hereto as Exhibit A-2.

3.4 SELLER guarantees that it can and shall supply BUYER with the quantity of Products that are ordered by BUYER (a) in accordance with the lead times and delivery schedule set forth in the Statement of Work, (b) pursuant to Purchase Order(s) which contain BUYER’s part number, a part description, the per unit Purchase Price (as defined below), quantity, delivery date, and mode of transport issued hereunder and accepted by SELLER during the Term, and (c) issued in accordance with the forecasts issued by BUYER in accordance with Section 6. If BUYER issues a Purchase Order or Purchase Orders for a quantity of Products that exceeds the number of Products specified in BUYER’s forecasts or the delivery schedule set forth in the

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Statement of Work, SELLER shall notify BUYER within [***] if SELLER is unable or unwilling to supply such excess quantities to BUYER. If SELLER does not notify BUYER of any discrepancies on a Purchase Order received by SELLER within [***] of receipt thereof; such Purchase Order(s) shall be deemed to have been accepted by SELLER. SELLER shall accept Purchase Orders that are issued by BUYER in accordance with BUYER’s forecasts and the other terms and conditions of this Agreement.

3.5 SELLER shall deliver to BUYER only the quantity of Products authorized by BUYER’s Purchase Orders. Other than as set forth in Section 6 below, BUYER shall not be liable for any expenses incurred by SELLER with respect to any Products unless a Purchase Order has been issued by BUYER and accepted by SELLER.

3.6 If any material used to make products is provided to SELLER by BUYER, BUYER must provide that material on the date required by SELLER. For each day such material is delivered late by BUYER, the Delivery Date (as defined below) for the Products that are to incorporate such materials shall be extended by one day.

3.7 In situations where either party provides materials or supplies to SELLER in connection with this Agreement and/or a Statement of Work (s) (excluding Products purchased by BUYER hereunder), such receiving party shall use such materials and supplies only in accordance with the applicable Statement of Work for which it was received, and such receiving party shall not use it for any other purpose. The receiving party shall be responsible for all such materials and supplies provided by the providing party while they are in the receiving party’s control or the control of its agents, and the receiving party shall promptly, at the providing party’s direction, destroy or return to the providing party all unused quantities of materials and supplies provided by the providing party. If any materials or supplies provided by BUYER are destroyed or damaged by SELLER as a result of SELLER’s negligence or intentional misconduct, then SELLER shall be responsible for replacing the destroyed or damaged materials or paying BUYER the replacement value of the damaged or destroyed materials and any costs or expenses to accelerate the supply chain for such materials or supplies. For the avoidance of doubt, each party shall retain title to all materials and supplies while they are in the other party’s facility.

4. EXCLUSIVITY

4.1 SELLER agrees to manufacture and supply Exclusive Products (as defined below) exclusively to BUYER, as and when BUYER may order the same, pursuant to the terms and conditions of this Agreement and any applicable Statements of Work. During the Term and for [***] thereafter, SELLER agrees not to manufacture or supply any Exclusive Product for itself, for any of its affiliates, or for any third party, or to manufacture, sell or supply any Exclusive Product to any third party without BUYER’s prior written consent. For the purposes of this Section 4.1, “Exclusive Products” means superconducting magnets for synchrocyclotrons for proton therapy. Notwithstanding the foregoing, the exclusivity restrictions set forth in this Section 4.1 shall terminate if BUYER: (a) fails to take delivery of the Minimum System Quantities (as defined below) [***], and such failure is not due to SELLER’s failure to perform its obligations hereunder; or (b) BUYER is in material default of this Agreement and BUYER fails to cure such default within [***] of BUYER’s receipt of written notice of such default from SELLER. “Minimum System Quantities” means [***].

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

4.2 During the term of this Agreement and subject to the provisions of Section 4.3 below, BUYER shall not outsource or secure from any other vendor the Exclusive Products. BUYER agrees that Seller shall be the exclusive supplier of the Exclusive Products aside from provisions below for partial supply by BUYER.

4.3 Subject to BUYER having sufficient orders for Mevion S250 systems to support BUYER’s purchase of the Minimum System Quantities, BUYER agrees to purchase the Minimum System Quantities from SELLER. In addition, during the Term and subject to the remainder of this Section 4.3, BUYER agrees to purchase Systems exclusively from SELLER, and not to manufacture Systems for sale nor have Systems manufactured by a third party. Notwithstanding the foregoing, the exclusivity restrictions set forth in this Section 4.3 shall terminate if (a) SELLER fails to deliver any Product within [***] following the applicable Delivery Date for such Product, (b) [***] or (c) SELLER is unable or unwilling to supply the Minimum System Quantities. In addition, the exclusivity restrictions set forth in this Section 4.3 shall not apply with respect to Systems in excess of the Minimum System Quantities, if BUYER has forecasted such excess Systems and SELLER has notified BUYER of Seller’s inability or unwillingness to provide such excess Systems. For the avoidance of doubt, nothing herein shall restrict BUYER from developing internal manufacturing capabilities for System so that BUYER is capable of manufacturing Systems in the event the exclusivity restrictions herein do not prohibit such manufacture. In the event that (a) BUYER has not been relieved of its exclusivity obligations set forth in Section 4.3, and (b) BUYER delivers a MEVION S250 to a customer which includes a superconducting magnet system that was manufactured by BUYER (and not by SELLER), BUYER agrees to pay to SELLER a fee of $[***] for each such delivered MEVION S250 (the “Magnet Manufacturing Fee”). The payment obligations set forth in this Section 4.4 shall terminate upon the earlier to occur of (i) the date that BUYER pays to SELLER $[***] of aggregate Magnet Manufacturing Fees hereunder, (ii) the date that BUYER has purchased the Deposit Materials in accordance with Section 18, and (iii) expiration or termination of this Agreement.

4.4 BUYER shall maintain accurate shipping records in sufficient detail to permit the identification of superconducting magnet systems manufactured by BUYER for which a Magnet Manufacturing Fee is payable. Upon reasonable prior written notice to BUYER, an independent accountant selected by SELLER and reasonably acceptable to BUYER and not paid in whole or in part by a contingent fee arrangement, shall have reasonable access during normal business hours, but not more often that once in any calendar year, to BUYER’s shipping records as may reasonably be necessary to conduct a review for the purpose of verifying the accuracy of BUYER’s payment of Magnet Manufacturing Fees hereunder. Prior to commencing any such inspection, the accountant shall enter into a reasonable and customary confidentiality agreement with BUYER which prohibits the disclosure of any information, except as provided in said confidentiality agreement, relating to BUYER to any person or entity, except that such accountant may issue a report to SELLER, the sole purpose of which shall be to report to SELLER whether BUYER complied with the payment provisions of Section 4.5 above.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

5. PURCHASE PRICE

5.1 Pricing

SELLER shall sell the Products to BUYER at the purchase prices set forth on the applicable Statement of Work (as such prices may be adjusted hereunder, “Purchase Price(s)”). [***] Upon BUYER’s receipt of such proposal, the parties shall promptly discuss in good faith an equitable adjustment to the Purchase Price. In the event the parties are unable to agree to such adjustment, the matter shall be addressed in accordance with the arbitration provision set forth in Section 22.5. The adjusted prices shall be effective as set forth in Section 5.4. Purchase Prices shall be honored by SELLER for delivery to all BUYER sites or locations, and if authorized by BUYER, to any BUYER-authorized subcontractors or customers.

5.2 All-Inclusive

The Purchase Price for each Product shall be all-inclusive and represents the sole and exclusive consideration to SELLER hereunder for the Products or otherwise, except for [***]. BUYER shall not be billed for, nor shall BUYER have any obligation to pay, any charge or amount not specifically authorized in BUYER’s duly issued Purchase Order. Any additional terms or conditions contained on any SELLER invoice, packing slip or other SELLER documentation shall not be binding on BUYER, and no action by BUYER (including the payment of any such invoice in whole or in part) shall be construed as binding BUYER with respect thereto.

5.3 Taxes

[***]

5.4 Effective Date of Purchase Price Changes

All changes in Purchase Prices shall be effective only for new Purchase Orders for Products.

5.5 Process Improvement

The parties shall jointly manage process improvements for the manufacturing process for the Products. The parties shall conduct an annual review for material and labor cost reductions, lead time reduction, and inventory reduction, and SELLER shall keep a material and labor cost breakdown containing all particulars that may be necessary for the purpose of performing such reviews. The parties shall make appropriate personnel available for such annual review, including operations management, procurement, and planning resources for such party. Changes identified through the annual review process shall be handled as part of SELLER’s ECR (defined below) process and as further set forth in Section 3.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

5.6 Cost Reduction Allocation

SELLER agrees to seek commercially reasonable ways to reduce the cost of manufacturing Products by methods such as reduction of materials costs and component costs and improvements in procurement, production processes and labor efficiency (“Manufacturing Cost Reductions”). In the event that Manufacturing Cost Reductions are achieved by SELLER, including without limitation through Value Engineering (V/E) efforts or through the process improvement review procedures set forth in Section 5.5, the then Purchase Price for the applicable Product shall, on a going-forward basis, be decreased by an amount equal to [***]. SELLER shall promptly disclose all Manufacturing Cost Reductions to BUYER.

6. SYSTEM FORECASTS and CONFIRMED FIRM PURCHASE ORDERS

6.1 As soon as practicable after the Effective Date and on or prior to the first business day of each calendar quarter thereafter, BUYER shall provide SELLER with [***] rolling forecasts of BUYER’s anticipated requirements of Systems covering the [***] period commencing on the first business day of the calendar quarter following the day on which such forecast is provided by BUYER to SELLER.

6.2 The first [***] of each forecast (the “Confirmed Firm Order Period”) shall be binding on BUYER. BUYER shall issue Purchase Orders for each System within the [***] lead time for Systems. As part of the forecast and firm order detail issued quarterly, BUYER shall confirm the orders already specified for delivery during the Confirmed Firm Order Period, and reconcile those firm orders in the second quarter of the Confirmed Firm Order Period to the previously forecast Systems.

6.3 In each forecast following the initial forecast, BUYER may increase or decrease the aggregate quantity of Systems specified for delivery during the [***] of the forecast (The “Mid-Term Forecast Period”) from the amount set forth in corresponding calendar period in the immediately preceding forecast by a net total of one System without incurring any penalty or additional liability hereunder. In the event that BUYER decreases the net quantity of Systems set forth in the Mid-Term Forecast Period of a forecast by [***] Systems from the quantity forecasted for corresponding period in the immediately preceding forecast, BUYER agrees to pay to SELLER a rescheduling fee of [***] (the “Rescheduling Fee”) for [***]. In the event that BUYER increases the aggregate quantity of Systems specified for delivery during the Mid-Term Forecast Period by [***] over the amount set forth for the corresponding calendar period in the immediately preceding forecast, SELLER shall use commercially reasonable efforts to provide, but shall not be obligated to provide, such excess quantities of Systems.

6.4 The quantity of Systems set forth in a forecast for the period following the Initial and Mid-Term Forecast Period [***] (the “Long Term Forecast Period”) shall be non-binding estimates only and BUYER shall have no obligation to purchase the quantity of Systems forecast for the Long Term Forecast Period.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

6.5 Rescheduling Purchase Orders

Within [***] of the scheduled delivery date for a Product as set forth in the BUYER’s Purchase Order (the “Delivery Date”), but prior to the date that the SELLER has shipped such Product, BUYER may, free of charge and once per each such Product, reschedule the Delivery Date by delivering notice to Seller (delivered electronically, by facsimile, or by mail) to another date that is within [***] following the original Delivery Date. Rescheduling the delivery of a Product to a date that is earlier than the Delivery Date set forth in the Purchase Order is subject to SELLER’s written consent. The new Delivery Date specified in BUYER’s notice (or as agreed to by SELLER, if the proposed rescheduled date is earlier than the Delivery Date set forth in the Purchase Order) shall then become the new Delivery Date for the applicable Product, and the Purchase Order shall in all other respects remain in full force and effect.

7. PAYMENT TERMS

7.1 Invoices

SELLER shall invoice BUYER for the Purchase Price of the Products at the time of shipment or as otherwise set forth in the Purchase Order, and BUYER shall pay invoices as set forth herein.

7.2 Payment

Payment for invoices issued in accordance with the terms hereunder shall be due within [***] after receipt of the invoice without any deduction, set-off or counterclaim, except as expressly provided herein. All Purchase Prices shall be paid in U.S. dollars.

8. PACKAGING, SHIPPING AND FREIGHT

8.1 Delivery Definition

Delivery of a Product shall occur upon BUYER’s physical receipt of such Product at the Delivery Destination. SELLER shall cause all Products to be delivered to the Delivery Destination per the Delivery Date Schedule in Sections 6.1 and 6.2 and shall also comply with any special shipping instructions provided by BUYER.

8.2 Packing Requirements

All Products shall be prepared, marked and packed for shipment in accordance with the packing instructions attached as Attachment I. SELLER shall assure packaging is adequate to protect Product from damage during shipping to BUYER location. SELLER shall comply with BUYER’s requirements for information to be included on packing slip and invoice as detailed in Attachment II.

8.3 Terms of Sale

All Products shall be provided FOB Nazareth, PA or equivalent East Coast US address (during the interim when the PA stock location is not filled,Incoterms 2010).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

8.4 Delivery Date Change Notification

SELLER shall immediately notify BUYER of any event or condition that could change or delay delivery of the Products from the scheduled Delivery Date.

8.5 Excess, Early and Late Deliveries

BUYER shall not be obligated to accept or pay for: (i) any Products in excess of the quantity ordered in its Purchase Order (“Excess Product(s)”), (ii) deliveries arriving more than [***] in advance of the Delivery Date specified on the Purchase Order (“Premature Product(s)”), or (iii) deliveries arriving more than [***] later than the Delivery Date specified on the Purchase Order (provided that such Purchase Order is issued in accordance with the required lead times set forth in the Statement of Work and such delay is not directly caused by BUYER) (“Late Products”). Notwithstanding the foregoing, if BUYER does accept delivery, BUYER shall be obligated to pay for such Product in accordance with Section 7, provided that BUYER shall be entitled to [***] reduction of the Purchase Price for any Product for each [***] period that the Product is delivered late, as applicable up to a maximum reduction of [***] per Product, as applicable. There shall be no penalty for Premature Products however BUYER shall not process the receipt until [***] before the Delivery Date.

8.6 Delivery Lead Times

Subject to Section 19, the delivery lead time for all Products purchased under this Agreement shall be governed by those lead times noted in the applicable Statement of Work for such Products. SELLER shall work with BUYER to continue to reduce lead time.

8.7 International Trade Compliance

SELLER understands and agrees that all articles of foreign (i.e. not the United States) origin imported into the United States must be marked with the English name of the country of origin of the articles in a conspicuous location, as legibly, indelibly and permanently as the nature of the article shall permit. The purpose of these laws is to inform the U.S. “ultimate purchaser” of the country of origin.

For all articles of foreign origin, a commercial invoice must be properly filled out and submitted in the form agreed to by the parties.

9. TITLE AND RISK OF LOSS

Title to Products shall pass to BUYER when the invoice is paid in full. The risk of loss and damage to Products passes to BUYER in accordance with DDP (INCOTERMS 2010) (i.e., the Products are placed at the disposal of the BUYER at the destination set forth in the Purchase Order.). SELLER shall convey title to all Products to BUYER free and clear of all liens, encumbrances, security interests, claims, and other interests whatsoever.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

10. SELLER SAFETY STOCK

10.1 In the event that BUYER is capable of supplying SELLER with sufficient conductor material for SELLER to manufacture [***] (each, a “Surplus System”), BUYER shall promptly notify SELLER of same. BUYER shall supply such conductor material to SELLER, and SELLER shall manufacture the Surplus Systems at SELLER’s expense in accordance with a schedule to be discussed and agreed upon by the parties in good faith. Following completion of the manufacture of the first Surplus System, SELLER shall ship such Surplus System, at SELLER’s expense, along with a complete set of drawings, manufacturing documents and other data and information that are at least sufficient to enable a reasonably skilled manufacturer in the trade to manufacture Systems [***] (including part drawings, bills of material, assembly, test, and inspection process travelers and data collection forms) (the “System Manufacturing Information”), to the facility of SELLER’s wholly owned subsidiary, Everson Tesla Incorporated (“Everson Tesla”), located at Everson Tesla Incorporated, 615 Daniels Road, Nazareth, PA 18064. SELLER shall be solely responsible for storage costs and risk of damage and loss of the Surplus System while in transit to and stored at Everson Tesla’s facility. The second System manufactured pursuant to this Section 10 shall be stored in a suitable container at SELLER’s manufacturing facility located at Unit 1, Water Lane, Storrington, RH20 3EA, United Kingdom. Nothing in this section shall preclude Tesla and Mevion from mutually agreeing to supply conductor and produce cold masses or systems in addition to the two safety stock in order to maximize efficiency of the production process.

10.2 Production of Surplus Systems is of secondary importance to production demands, and shall be done without impacting the System production and/or delivery schedule. Notwithstanding the foregoing, the Surplus Systems will be utilized by BUYER on a first in, first out basis as follows. Provided there is a Surplus System at the Everson Tesla Facility in Nazareth, PA, the BUYER shall take delivery of a regularly forecasted system from that location. SELLER shall replace that system with a system already in stock at SELLER’s facility in StorrmgtoiLUK. SELLER shall then replace the Surplus System at the Storrington location in no more than [***] to provide for the balance of [***] Surplus Systems to continue. SELLER shall organize production and BUYER shall supply sufficient conductor to enable the first surplus system to be available in Nazareth, PA within one year of signing this agreement.

10.3 Notwithstanding the foregoing, SELLER’s obligations with respect to maintenance of Surplus Systems shall terminate as set forth in Section 17.

11. MODIFICATION OF PRODUCTS

11.1 BUYER shall have ultimate affirmative and negative control of design changes. SELLER shall implement any design change requested by BUYER within ninety (90) days, with the SELLER having opportunity to re-quote if there is a change in the Product’s manufacturing cost. Any design change proposed by SELLER for Products supplied hereunder shall be sent to BUYER for prior review and approval before implementation. The parties agree to jointly review any proposed design change within [***] after receipt of such proposal. Changes shall be communicated using SELLER’s Engineering Change Request (ECR) process which is attached

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

hereto as Attachment V. In the event that either SELLER or BUYER requests a design change to a Product and SELLER reasonably determines that, as a result of such design change, an adjustment is required to the proposed delivery schedule set forth in a Purchase Order or Statement of Work, as applicable, the parties shall discuss in good faith, agree on such adjustment and modify the Purchase Order or Statement of Work, as applicable, accordingly.

11.2 SELLER shall not change material, components, manufacturing process, dimensions, tolerances, or specifications for the Products without prior written consent of BUYER, which consent shall not be unreasonably withheld. In all cases, SELLER shall provide BUYER with at least [***] written notice (or such longer period as agreed to by the parties) in advance of SELLER’s proposed implementation of any modification, and shall continue to manufacture unmodified Products until such time as BUYER approves of the proposed change. BUYER retains sole discretion to accept or reject proposed design changes. For the purposes of this Agreement, a Product shall be “compatible” if it shall continue to perform all significant functions of the Product before such modification when used in conjunction with Existing Systems, without any modification to such Existing Systems. SELLER shall assure that all Products that are modified after the Effective Date (“Modified Product(s)”) shall be “compatible” (as defined herein) in such modified form with all hardware and software utilized by BUYER in conjunction with such Modified Products (including monitoring software) prior to the modification thereof (collectively, “Existing Systems”).

11.3 Notwithstanding Section 11.2, if a supplier of SELLER is no longer able or willing to supply to SELLER materials or components as the case may be, SELLER shall notify BUYER of the same and SELLER shall be permitted to secure a different supplier with the consent of the BUYER, which consent shall not be unreasonably withheld.

12. QUALITY INSPECTION AND ACCEPTANCE OF INCOMING PRODUCT

12.1 Shipping Condition

SELLER shall ship all Products to BUYER in new condition. SELLER shall fill each Purchase Order in accordance with its terms and the provisions hereof, except as otherwise expressly provided herein

12.2 Inspection; Acceptance

(a) Before shipping any Product, SELLER shall test the Product in accordance with testing and quality assurance procedures to be mutually agreed to by the parties in writing (the “Testing Procedures”) to ensure that such Product is free from defects and conforms to the applicable Specifications. Any Product that is not free from defects or does not conform to the applicable Specifications is referred to herein as a “Defective Product.” SELLER shall notify BUYER [***] of performing any Testing Procedures so that a BUYER representative has the opportunity to be present at SELLER’s facility to observe such Testing Procedures. At or before shipment of any Product, SELLER shall furnish the BUYER with a certificate, in form and substance

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

reasonably satisfactory to the BUYER, to the effect that SELLER has performed the Testing Procedures on such Product and did not identify any defects or nonconformities to the Specifications (“Initial Acceptance”). If the Testing Procedures establish that the Product is a Defective Product, BUYER may (i) elect to take delivery of the Product and equitably reduce the Purchase Price by a mutually agreed upon amount [***]; or (ii) require SELLER to promptly replace or correct the Defective Product. SELLER shall document a corrective action for all rejected Defective Products. For any Defective Products that are manufactured using BUYER provided materials or supplies, SELLER is responsible for reimbursement of BUYER, or recovering the BUYER materials or supplies in a method to be approved by BUYER. BUYER agrees that there will be no hold-back from any future payments for a Product regarding a prior Defective Product.

(b) Upon receipt of a Product, BUYER shall have a period of up to [***] from shipment to test (through installation, inspection, or use thereof) the Product to confirm that such Product, as delivered, is free from defects and conforms to the applicable Specifications. BUYER shall notify SELLER as soon as practicable whether or not such Product is free from defects and conforms to the applicable Specifications. If BUYER tests the Product during such [***] period, “Final Acceptance” shall be deemed to occur when (i) BUYER’s delivery of notice to SELLER confirming that the PRODUCT complies with the Specifications, (ii) or, if BUYER reasonably determines that the Product does not conform to the Specifications, the date that such non-conformity is remedied pursuant to Section 13.2. If, however, BUYER does not test the PRODUCT during such [***] period, or does not notify SELLER that such PRODUCT does or does not conform to the Specifications during such [***] period, “Final Acceptance” shall be deemed to have occurred upon the expiration of such [***] period. For the avoidance of doubt, no testing, inspection or other action by the BUYER shall in any way derogate from SELLER’s warranties or BUYER’s remedies set forth herein with respect to such Product.

(c) BUYER and SELLER shall mutually agree to a detailed Device Master Record (DMR) and documentation for each Product, including, without limitation, a series of in-process tests for each Product, and hold points in manufacturing of the Product to allow for BUYER review and approval of in-process test results. BUYER shall be permitted to view in-process tests, but shall be strictly prohibited from copying or removing any information except as required by law or regulation, and after notice to SELLER with the opportunity of SELLER to ascertain if such law or regulation requires the copying or removing of such information. For purposes of this Agreement, “DMR” shall mean (i) manufacturing process development for Product; (ii) all manufacturing and control procedures necessary for the manufacturing, testing and quality control release of Product; and (iii) sourcing and testing of all raw materials and components used in the production of any Product. As reasonably required by BUYER in connection with Product manufacturing activities hereunder, SELLER shall enter into a written quality agreement with BUYER.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(d) BUYER and its agents and designees shall have the right to audit SELLER’s facilities, systems, records, procedures, and documentation related to this Agreement and any Statement of Work. In connection with any such audit, SELLER shall also provide BUYER reasonable access to its personnel. Such audits may be conducted upon reasonable notice during the Term and for a period of up to [***] after termination or expiration of this Agreement, or for such longer period as may otherwise be required under applicable laws. If requested by BUYER, and provided that the exclusivity described in Section 4.1 is still applicable, SELLER shall permit and provide working space for BUYER to staff persons on location at SELLER’s premises during preparation for manufacturing and packaging. Such persons shall be given reasonable access to all records, facilities and personnel working on any Statement of Works, including, without limitation all quality and manufacturing process documentation including part specifications, part drawings, assembly drawings, bills of material, assembly instructions (travelers), test procedures, test fixtures, and training records. BUYER’S rights hereunder are specifically limited to the right to audit and shall not include any right to copy or remove information except as required by law or regulation. BUYER’S personnel will only be given access to records and other data in the presence of SELLER’s personnel. BUYER shall not be restricted from note taking as long as the resulting records are maintained in accordance with the confidentiality provisions included below.

12.3 Quality Assurance

SELLER shall establish process controls, ongoing inspection and test procedures such that the Products manufactured meet the required quality level agreed upon by BUYER and SELLER. SELLER agrees that it shall, at all times during the Term, maintain an ISO 13485 certified medical device manufacturing facility.

13. PERFORMANCE WARRANTY

13.1 Performance Warranty

To the extent provided in this Section 13, SELLER warrants solely to BUYER the good quality of each Product and Spare Part (as defined in Section 13.2) sold by it to BUYER and that such Product and Spare Part complies with and performs in accordance with the Specifications -except non conformities accepted by BUYER in writing—and shall be free from defects in materials or workmanship. The warranty covers parts, materials and labor provided by SELLER, and does not include parts, materials and labor provided by BUYER. SELLER shall not be responsible for any warranty obligations caused by a failure of parts or material provided by BUYER.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

13.2 Warranty Obligations

During a period of [***] from the date of delivery to BUYER, or [***] after installation at a customer site, whichever is earliest, SELLER shall supply to BUYER, free of charge, replacements of such Part(s), sub-assemblies, or Products as have proved to have such defects as set out above (collectively, “Spare Parts”) or, at BUYER’ option after discussing in good faith with SELLER, repair such Parts, sub-assemblies, or Product(s) at SELLER’s cost, or have them repaired at SELLER’s order and expenses and after mutual agreement with BUYER through BUYER’ service personnel at SELLER’s cost, it being understood that all reasonable costs connected with the forwarding of such Parts, sub-assemblies and/or Product(s) to SELLER for replacement or repair and from SELLER of the new or repaired Parts, sub-assemblies and/or Products shall be for the account of SELLER. Notwithstanding the above, any expenditure of the BUYER which the BUYER seeks reimbursement from the SELLER must first be approved in writing by the SELLER. Replaced Products, sub-assemblies and Parts shall become the property of SELLER and shall on SELLER’s request be returned to it at its cost. With respect to electronic components, the warranty period shall be [***] from the date of delivery to BUYER. With respect to Spare Part(s), the warranty period shall be [***] from the date of delivery to BUYER, which may be reduced for certain parts if the shelf life, useful life or design life is demonstrated by SELLER based upon objective criteria to be less than such [***] period.

13.3 Conditions

This Product warranty is subject to BUYER promptly notifying SELLER in writing of the failure as it appears to BUYER, making available within a reasonable interval a written report of the defect or failure including description of the circumstances where under the defect or failure appeared, (to the extent BUYER is capable of providing such information) and access to the Product.

13.4 Limitations

THE FOREGOING WARRANTIES AND THOSE IN THIS SECTION 13 ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THOSE OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

Such warranties shall not apply to the extent a defect is caused by any of the following circumstances: (a) BUYER’s customer has not maintained and operated the Product in accordance with SELLER or BUYER manuals (b) the Product is improperly stored, (c) the Product is misused or abused, (d) Product is modified or repaired by a party other than SELLER or SELLER’s authorized representative or as otherwise agreed by SELLER in writing, (e) the failure is caused by transportation after title passes to BUYER, provided always that SELLER can reasonably provide evidence that the malfunctioning or damage is caused by non observance of any of the provisions under a-e, and would otherwise not have occurred. In the event that SELLER repairs a product which is not covered by warranty due to operation of this Section 13.4, SELLER may at its discretion, offer a warranty on the product so repaired.

THE ABOVE UNDERTAKINGS AND THOSE SET FORTH IN THIS SECTION 13 STATE SELLER’s ENTIRE LIABILITY WITH RESPECT TO WARRANTY DEFECTS OF FAILURES, AND SELLER SHALL NOT BE LIABLE FOR ANY SPECIAL OR CONSEQUENTIAL DAMAGES IN CONNECTION THEREWITH.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

13.5 Epidemic Faults

Under this warranty SELLER warrants to BUYER that Product and Spare Parts shall be free of epidemic faults (class failures). Epidemic faults are for the purpose of this Agreement defined as defects which are the same or have the same origin with a class failure quantity of [***] Products within a maximum period of [***] from the delivery date of the last of the [***] Products. [***] In case of such epidemic faults, SELLER, after the initial warranty period in accordance with Section 13.2, warrants solely that the Products or relevant Parts not yet delivered shall be upgraded, and for all Products and Parts already delivered upgraded components or Products and Parts shall be available from SELLER free of charge and BUYER shall be responsible for the building in and building out of said components, as far as reasonably may be expected. In case said faults compromise the certification of the Product to safety standards in effect at the time the Product was delivered or in case said faults endanger persons, SELLER shall bear the costs for the building in and building out of said components as well. Notwithstanding the above, SELLER shall not be responsible for any Epidemic Faults caused by any parts or material supplied by BUYER.

13.6 Fit for Purpose

SELLER warrants that the Products and Spare Parts shall be free from defects in design, material and workmanship, shall meet all Specifications, and shall be fit and serviceable for the purpose intended for a period as described in Section 13.2.

14. INDEMNITY AND INSURANCE

14.1 Indemnity.

SELLER shall be solely liable for, and shall defend, indemnify, and hold BUYER, and its directors, officers, employees, agents, and independent contractors (all of the foregoing entities and individuals being collectively referred to herein as the “BUYER Indemnitees”) harmless from and against any and all claims, causes of action, suits, damages, liabilities, injuries, losses, and costs (including reasonable attorneys and experts fees at trial and on appeal), and expenses (collectively, “Liability”) which may be incurred by, asserted against, or recoverable from any BUYER Indemnitee to the extent arising out of or relating to any of the following:

(a) the acts or omissions (whether negligent, reckless, intentional, or otherwise) of SELLER, its employees, agents, or independent contractors related to the manufacture, performance and operation of the Product;

(b) any claim by a third party that a Product, or the use, distribution, and resale thereof by BUYER, infringes upon, misappropriates, or violates any patent, copyright, trade secret, trade name, trademark, or any other proprietary right of a third party (other than to the extent that such third party claim arises out of specifications provided by BUYER, for which BUYER shall indemnify SELLER);

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(c) the Products or any defect therein (whether in design, materials, workmanship, or otherwise), including any products liability claim and all claims based on strict liability in tort; or

(d) any breach of this Agreement by SELLER, excluding late delivery, and including any breach, falsity, or inaccuracy of or in any representation, warranty, obligation, or covenant of SELLER hereunder; and

(e) Any damages, penalties, fines, attorney’s fees, or other losses of whatever kind or nature resulting from, or arising out of, any violations by SELLER or its employees, agents, or independent contractors of any applicable laws, rules or regulations governing international transactions or activities including, but not limited to, export controls, import controls, customs regulations, trade embargoes and other trade sanctions, and laws governing unlawful boycotts and payments to foreign government officials.

14.2 Insurance.

Throughout the Term, SELLER shall maintain the following coverage’s with insurance companies with a Best’s rating of A- or above:

(a) Employers liability insurance for damages and claimants costs and expenses in respect of bodily injury, death, disease, illness or nervous shock to any employee arising during the course of the business, up to a value of $[***] for any one claim or series of claims arising out of anyone cause.

(b) General Liability, including blanket contractual and products liability, with minimum limits of $[***] per occurrence, $[***] aggregate;

(c) Commercial Automobile Liability Insurance with limits of liability not less than $[***] for bodily injury and property damage (the Commercial Automobile Liability coverage shall include coverage for all owned, leased, non-owned and hired automobiles);

(d) Umbrella Liability with a limit of liability of not less than $[***] each occurrence and in the aggregate, combined single limit for bodily injury and property damage (the Umbrella Liability Policy shall be in excess of the General Liability, Commercial Automobile Liability, and Employer’s Liability coverage’s and must include a per project annual aggregate).

The insurance policies and certificates required by this Agreement shall contain a provision that coverage shall not be non-renewed, materially changed, canceled or allowed to expire until at least [***] prior written notice has been given to BUYER. Such policies shall provide that the insurance provided for therein shall be primary insurance over any other valid and collectible insurance that the additional insured may have with respect to a loss arising out of SELLER’s operations, and that other insurance of any additional insured applicable to a loss is excess over the obligations under said policy, and that the carrier’s liability under said policy shall not be reduced by the existence of such other insurance.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

15. ASSIGNMENT AND SUB-CONTRACTING

SELLER shall not assign nor sub-contract its obligations under this Agreement, without the prior written consent of BUYER, provided that SELLER may procure components for the Products from Third Parties. BUYER shall be permitted to assign this Agreement to any Affiliate or in the event of a merger, acquisition, reorganization, consolidation or sale of all or substantially all of its assets to which this Agreement relates. “Affiliate” shall mean any entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with BUYER. Notwithstanding the above, SELLER shall have the right to terminate this Agreement if the BUYER assigns this Agreement to a person or entity with which SELLER is prohibited by law from doing business.

16. GOVERNING LAW; JURISDICTION OF DISPUTES

This Agreement shall be governed by, subject to, and in accordance with the laws of the State of New York. Subject to Section 22.5, any dispute under or relating to this Agreement shall be commenced and resolved in a court of competent jurisdiction located in the New York, using New York law.

17. TERMINATION OF AGREEMENT

17.1 Termination without Cause

In addition to all of its other termination rights hereunder, following the Initial Term of this Agreement, either party may terminate this Agreement, in whole or in part, together with any or all Statements of Work Pending Purchase Orders, without cause, upon [***] notice to the other party. Upon any such termination, neither party shall have any further obligation or liability to the other party under this Agreement or any terminated Statements of Work Pending Purchase Orders, other than with respect to work in progress and remittance of payment of the Purchase Price due hereunder for any Products accepted by BUYER hereunder prior to the effective date of termination. In order to allow Surplus Systems to be utilized during this period, SELLER shall have no further obligation to maintain Surplus Systems as set forth in Section 10 following the issuance by either party of a notice of termination without cause.

17.2 Termination for Default

A party shall commit an “Event of Default” under this Agreement if: (i) such party fails in any material respect to perform or keep any of its obligations or covenants hereunder, or otherwise materially breaches this Agreement, and fails, in each case, to cure such failure or breach within [***] after its receipt of written notice thereof from the other party; (ii) any representation or warranty made by such party herein is false or inaccurate in any material respect when made, or becomes false or inaccurate in any material respect thereafter; or (iii) such party files a petition in

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

bankruptcy, or has filed against it an involuntary petition in bankruptcy not dismissed within [***] after filing, or applies for or consents to the appointment of a receiver, custodian, trustee or liquidator, or makes a general assignment for the benefit of creditors. If a party commits an Event of Default (the “Defaulting Party”), then the other party (the “Non-Defaulting Party”) may terminate this Agreement upon written notice to the Defaulting Party. Such termination shall be without prejudice to the Non-Defaulting Party’s other rights and remedies under this Agreement, at law, or in equity.

17.3 Termination for Change of Control

In the event of any change of control of SELLER that results in any of the companies identified in Attachment III having or gaining control over SELLER, BUYER shall be entitled to immediately terminate this Agreement upon providing written notice to SELLER. For a period of [***] following the event the SELLER agrees to supply the BUYER, at BUYER’s discretion, with Products on terms no more or less onerous than those existing on the day before the change of control. SELLER shall have no further obligation to maintain Surplus Systems as set forth in Section 10 following the issuance of written notice by BUYER to SELLER terminating this Agreement in accordance with this Section 17.3.

17.4 Effect of Termination

In the event of a termination or expiration of this Agreement, SELLER shall transmit to BUYER within [***] of such termination or expiration, any and all property, including, but not limited to, tooling, test fixtures, equipment, engineering diagrams, and blueprints, that has been provided by BUYER, and all items listed on Attachment IV, all at the sole cost of BUYER. Should Purchase Orders remain in effect due to a Termination for Change of Control then within [***] of completion of such Purchase Orders, SELLER shall return all such BUYER property to BUYER. Notwithstanding the above, SELLER shall be permitted to keep such information, tooling, test fixtures and equipment as may be necessary for SELLER to perform SELLER’S warranty obligations.

Sections 14.1, 16, 17.4 and 20 shall survive any expiration or termination of this Agreement, and Sections 9, 12, 13, 14.2, 18, 21 and 22 shall survive any expiration or termination of this Agreement, but only for a period of three (3) years.

18. ESCROW

18.1 Within thirty (30) days after the Effective Date, SELLER shall deposit a copy of the Deposit Materials (as defined below) in a new escrow account with Iron Mountain Intellectual Property Management, Inc. (“Escrow Agent”) pursuant to an escrow agreement substantially in the form of the escrow agreement attached hereto as (the “Escrow Agreement”). The SELLER, BUYER and Escrow Agent shall execute the Escrow Agreement within thirty (30) days of the Effective Date. Pursuant to such Escrow Agreement, SELLER shall update the deposit [***] during the Term, or at major design changes as requested by BUYER, to reflect changes in and additions to the Deposit Materials. Unless otherwise specified in the Escrow

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Agreement, title to the Deposit Materials remains with SELLER. BUYER shall be entitled to audit the Deposit Materials at the time of deposit to ensure compliance with this Section 18.1, provided that BUYER shall have no right to copy or retain the Deposit Materials until the occurrence of a Release Condition. SELLER shall provide to BUYER a notice [***] prior to a deposit or update of the Deposit Materials and BUYER shall have the option of attending the audit. “Deposit Materials” means all drawings and manufacturing documents and other data and information relating to the Products that are at least sufficient to enable a reasonably skilled manufacturer in the trade to manufacture Products, including the SELLER Know-How, and specifically part and assembly drawings, vendor specifications, and test and build travelers. SELLER shall be responsible for all out-of-pockets costs and expenses in establishing and maintaining the Escrow Agreement.

18.2 Upon the occurrence of a Release Condition (as defined below and in the Escrow Agreement), for the purpose of providing BUYER access to such technology as may be necessary or appropriate to permit it to manufacture or have manufactured Products, SELLER agrees that BUYER shall be entitled to delivery of a copy of the Deposit Materials, from the Escrow Agent, and SELLER agrees to facilitate such delivery promptly following the occurrence of such Release Condition. Without overriding or modifying BUYER’s existing rights to all designs and manufacturing knowhow related to the System, SELLER hereby further grants BUYER a non-exclusive right and license to use (and have used) the Deposit Materials after the occurrence of a Release Condition, solely to manufacture (or have manufactured) Products. SELLER agrees to provide reasonable competent and knowledgeable assistance that is reasonably necessary for BUYER or its third party manufacturer to implement the Deposit Materials for the manufacture of Products.

18.3 For the purpose this Agreement, a “Release Condition” shall mean any of the following events: (a) termination of the Agreement by BUYER without cause pursuant to Section 17.1, (b) termination by BUYER for an Event of Default of SELLER pursuant to Section 17.2, (c) termination by BUYER due to a change of control of SELLER pursuant to Section 17.3 or (d) termination of the Agreement by SELLER without cause pursuant to section 17.1.

18.4 In the event that SELLER delivers the Deposit Materials in accordance with BUYER’s request following a Release Condition set forth in Section 18.3(a), BUYER shall, simultaneously with the receipt of such Deposit Materials, pay to SELLER [***]. In the event that SELLER delivers the Deposit Materials in accordance with BUYER’s request following a Release Condition set forth in Sections 18.3(b) or (c), BUYER shall, simultaneously with the receipt of such Deposit Materials, pay to SELLER [***]. In the event that SELLER delivers the Deposit Materials in accordance with BUYER’s request following a Release Condition set forth in Section 18.3 (d), BUYER shall, simultaneously with the receipt of such Deposit Materials, pay to SELLER [***].

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

19. FORCE MAJEURE

Neither SELLER nor BUYER shall be considered in default or liable for failure to perform any provision of the Agreement if such delay or failure arises directly or indirectly out of an act of nature, acts of the public enemy, unusually severe weather conditions, insurrection, riot, government actions (including delays caused by customs agencies other than for fault of SELLER) and other such causes beyond the control of SELLER or BUYER, provided the affected party notifies the other party within [***] of occurrence. In the event the Force Majeure delay continues for a period of [***] or more, the other party may terminate this Agreement with no further liability to the other party.

20. CONFIDENTIALITY; OWNERSHIP OF INTELLECTUAL PROPERTY

20.1 The parties acknowledge and agree that all information or data disclosed by one party to the other shall be subject to the terms and conditions of the Mutual Confidentiality Agreement attached hereto as Attachment VII.

20.2 Nothing in this Agreement shall affect the ownership by either party of (a) any Intellectual Property or process owned by or in the possession of that party or its licensors at the date of this Agreement or (b) Intellectual Property developed independently of the work undertaken under this Agreement by or on behalf of such party or its licensors without reference to any of the Confidential Information disclosed by the other party (“Independent Intellectual Property”). Other than giving SELLER the right to manufacture the Products for BUYER, nothing in this Agreement shall give either Party the right to use the other Party’s Independent Intellectual Property. For purposes of this Agreement, “Intellectual Property” shall mean all patents, patent applications, all provisional, divisional, continuations, renewals, continuations-in-part, re-examinations, patents of addition, supplementary protection certificates, extensions, letters of patent, registration or confirmation patents and reissues with respect to any patents described in the foregoing clauses, any know-how, data, technology, copyrights, industrial property and technical information.

20.3 It is agreed by the parties that (a) SELLER owns and shall own all Intellectual Property relating to the design and operation of processing equipment and process implementation know how involved in their production of the [***] (“Jointly Owned Intellectual Property”).

20.4 It is possible that, personnel of SELLER and BUYER will, independently or jointly, conceive of inventions or discoveries, relating to the production, construction, or use of Jointly Owned Intellectual Property, or some aspect thereof. Except for improvements to SELLER’s or BUYER’S Intellectual Property, all such inventions concerning Jointly Owned Intellectual Property shall be considered to be Jointly Owned Intellectual Property. In this respect, unless the Parties mutually agree to alternative responsibilities, decisions concerning applications for patent protection of any or all of these inventions shall be the shared responsibility of SELLER and BUYER, who will provide notice to the other party of the invention and jointly file and prosecute such applications and maintain any resulting patents.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

The Parties agree that each Party will promptly notify the other Party of when an invention concerning Jointly Owned Intellectual Property has been conceived. This discussion shall take place no less frequently than once per quarter. When Jointly Owned Intellectual Property is developed during the Term of this Agreement, the Parties agree that, at any time they are free to engage in good faith discussion regarding the possibility that one Party wishes to become sole owner of such property, and what consideration may be appropriate for such a change in ownership.

20.5 In the event of the occurrence a Release Condition and receipt of the required payment to SELLER by BUYER, SELLER hereby grants to BUYER an irrevocable, perpetual, royalty-free, non-transferrable (except in accordance with Section 15), worldwide license under Intellectual Property owned or controlled by SELLER solely to the extent necessary to manufacture or have manufactured Products for use in BUYER’s products, and for no other purpose. For the avoidance of doubt, the foregoing license grant does not provide BUYER with any rights under SELLER’s Intellectual Property to manufacture any products other than Products, and does not permit BUYER to sublicense or otherwise transfer any such rights to any third party (other than a third party that is manufacturing Products on a contract manufacture basis as BUYER’s agent for sale to BUYER.) The foregoing license does not provide BUYER with any rights to enforce any of SELLER’s Intellectual Property against any third party or to prosecute or otherwise control SELLER’s maintenance of its Intellectual Property.

20.6 BUYER shall not be restricted from note taking as long as the resulting records are maintained in accordance with the confidentiality provisions included in this Agreement. BUYER may have any picture taken of BUYER’s products in process by SELLER and provided to BUYER in accordance with SELLER’s policy on use of cameras.

21. COMMUNICATION BETWEEN PARTIES

All notices of default or termination required or permitted to be given under this Agreement shall be made in writing and shall be deemed to have been given when personally delivered or when deposited for mailing by first class registered or certified mail, return receipt request, with proper postage prepaid and addressed as follows:

If to SELLER:	If to BUYER:

Storrington Industries Limited Water Lane Storrington, West Sussex, RH 20 3EA United Kingdom	Mevion Medical Systems, Inc. 300 Foster Street Littleton, MA 01460 USA

ATTN: Dr. Michael Begg	ATTN: Chief Executive Officer

With a copy to: Plunkett & Graver, PC. 2030 Tilghman Street, Ste. 202 Allentown, PA 18104 Attn: Joseph J. Plunkett, Esq.	With a copy to: Goodwin Procter LLP 53 State Street Boston, MA 02109 Attn.: Mitchell S. Bloom, Esq.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

22. GENERAL PROVISIONS

22.1 Entire Agreement; Amendment

All Exhibits and Attachments and schedules attached hereto as provided herein are all hereby incorporated as a part of this Agreement (collectively, the “Exhibits”). This Agreement, together with the Exhibits and any other documents specifically incorporated by reference herein set forth the complete and final agreement and understanding of the parties relating to the subject matter hereof, and supersede and merge all prior and contemporaneous agreements, negotiations, and understandings between the parties, both oral and written relating to the subject matter hereof. The terms of this Agreement shall supersede any terms and conditions in any acknowledgment form, invoice, or other document of Seller. Neither party has relied upon any agreement, understanding, representation, warranty, or covenant not expressly set forth in writing herein. This Agreement may be amended only by a written instrument duly executed by both parties, and may not be amended orally or course of performance. This Agreement may be executed in counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same instrument. Signature pages may be delivered by PDF, facsimile or other electronic means. Notwithstanding the foregoing, the provisions of the Existing Agreement shall continue to apply with respect to all rights and obligations of the Parties accruing prior to the Effective Date; and the provisions of the Existing Agreement will be amended, superseded and replaced by this Agreement with respect to all rights and obligations of the parties with respect to any period(s) occurring or commencing, as of and after the Effective Date.

22.2 Compliance with Laws

(a) SELLER warrants that SELLER is in compliance with all applicable laws, rules and regulations governing international transactions or activities including, but not limited to, export controls, import controls, customs regulations, trade embargoes and other trade sanctions and laws governing unlawful boycotts and payments to foreign government officials.

(b) SELLER shall indemnify BUYER for any damages, penalties, fines, attorneys’ fees, or other losses of whatever kind or nature resulting from, or arising out of, any violations by SELLER of any applicable laws, RULES or regulations governing international transactions or activities including, but not limited to, export controls, import controls, customs regulations, trade embargoes and other trade sanctions, and laws governing unlawful boycotts and payments to foreign government officials.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

22.3 Independent Contractor

SELLER is an independent contractor of BUYER. Nothing shall be construed to create a partnership, joint venture or agency relationship between the parties. Each party shall be solely responsible for payment of all compensation owed to its employees, as well as employment related taxes and benefits. Neither party has the right to create or assume any contractual or other obligation on behalf of the other.

22.4 Waivers

All waivers hereunder must be made in writing by a duly authorized representative of the party against whom the waiver is to operate, and failure at any time to require the other party’s performance of any obligation under this Agreement shall not affect the right subsequently to require performance of that obligation. Each party’s rights and remedies hereunder shall be cumulative with, and may be exercised without prejudice to, such party’s other rights and remedies under this Agreement, at law, or in equity.

22.5 Dispute Resolution

In the event of a controversy, dispute or question arising out of or in connection with this Agreement, or the interpretation, performance or non-performance of this Agreement or any breach hereof, the parties agree that appropriate SELLER and BUYER officers shall meet at a mutually agreeable time within [***] after such controversy, dispute or question is identified in order to attempt to resolve such controversy, dispute or question, before any other action may be brought by either party hereunder. Any controversy, dispute or question arising out of or in connection with this Agreement, or the interpretation, performance or non-performance of this Agreement or any breach hereof, if not resolved to the satisfaction of both parties in accordance with the preceding sentence within [***] of the date upon which both parties became aware of such controversy, dispute or question, shall be determined by arbitration pursuant to the then existing commercial arbitration rules of the American Arbitration Association, in accordance with the following procedures. Arbitration shall be held in New York, New York, in the English language. The arbitration tribunal shall consist of three (3) arbitrators. Each party shall nominate, in the request for arbitration and the answer thereto, one (1) arbitrator and the arbitrators so named shall then jointly appoint the third arbitrator to act as chairman of the arbitration tribunal. Any decision or award of such arbitration tribunal shall be final, conclusive and binding on the parties hereto. Nothing contained in this Agreement shall in any way deprive either party of its right to obtain injunctions or other equitable relief from a court of competent jurisdiction, including preliminary relief, pending arbitration. Any award rendered by an arbitrator shall be enforceable in any court of competent jurisdiction.

22.6 Legal Costs and Expenses

If any suit or legal proceeding is brought by either party to enforce any of the terms of this Agreement or any of its rights hereunder, the prevailing party in such action or proceeding shall be entitled to recover all of its reasonable costs and expenses incurred in such suit or legal proceeding, including reasonable attorneys’ fees.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

22.7 Severability

In the event that any provision of the Agreement is determined by a court of competent jurisdiction to be illegal, invalid or otherwise unenforceable, under applicable law, such provision shall be deemed severed from this Agreement, and all remaining provisions shall remain binding, enforceable, and in full force and effect.

22.8 Counterparts, Fax and PDF

This Agreement may be executed in several counterparts, which when taken together shall be deemed to be an original. Facsimile and/or PDF signatures shall be deemed to be original signatures. Each executed copy shall be deemed an original.

[Remainder of page intentionally left blank. Signature page follows.]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Accepted and Agreed to:

Mevion Medical Systems, Inc.	Storrington Industries Limited

/s/ Joseph Jachinowski	/s/ Michael Begg

Name: Joseph Jachinowski Title: CEO	Name: Michael Begg Title: CEO

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT A-1

STATEMENT OF WORK #1

1.	TITLE: Superconducting Magnet ( “System”) Build and Test. For purposes hereof, the System includes the cold mass, turret and cryostat assembly, supplied with cryocooler heads installed. It does not include external cabling. Inclusion of the cryocompressors is at BUYER’s option.

2.	GENERAL: SELLER shall supply the system and certain components and manufacturing services to BUYER, specifically assembly and test of Systems (BUYER [***], SELLER [***], hereinafter referred to in this Statement of Work as “Systems”) per BUYER specifications, and using SELLER manufacturing documents and processes.

3.	RELATIONSHIP TO AN UNDERLYING AGREEMENT: This SOW and the SPECIFIC TASKS described herein below are part of the Master Purchase Agreement entered into by and between SELLER and BUYER on [ ] (the “Agreement”), and as such the terms and provisions of the Agreement also control over this Statement of Work.

4.	SPECIFIC TASKS and RESPONSIBILITIES:

a.	BUYER shall provide a quarterly forecast of production demand for Systems to SELLER.

b.	SELLER shall provide BUYER a quarterly forecast for [***] needs.

c.	BUYER shall manage procurement of materials for cold mass production, and provide sufficient conductor to enable SELLER to produce forecasted System demand.

d.	SELLER shall produce Systems at the rate and on the dates specified by BUYER. Lead time is [***]. For the purpose of delivery penalties (below), BUYER shall specifically firm forecast dates outside of this lead time.

e.	SELLER shall perform final acceptance testing of the Systems, in complete accordance with BUYER specifications, [***]. The criteria set forth in this Section 4(e) are referred to as the “Acceptance Criteria”)

f.	SELLER shall provide BUYER control over hold points in the System build, as determined by SELLER document 1113.QY. BUYER and SELLER jointly control the revision of 1113.QY. 1113.QY shall be defined so as to satisfy all Acceptance Criteria.

g.	Upon completion of a successful test and review of data by BUYER, SELLER may ship each System to BUYER and invoice BUYER for each System in accordance with Section 6 below.

h.	All changes in design, process or test procedure shall be subject to Section 11 of the Agreement.

i.	SELLER to provide all parts with the exception of [***], which shall be provided by BUYER.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

j.	SELLER and BUYER acknowledge and agree that the failure of some limited number of specific temperature sensors shall not be deemed to be a failure to conform with the Acceptance Criteria set forth in any applicable Statement of Work. This number and list of temperature sensors to be agreed to by both parties and reflected in changes to the specifications for the system.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT A-2

FORM OF PURCHASE ORDER

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

ATTACHMENT I –

PACKAGING INSTRUCTIONS

[***]

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ATTACHMENT II –

REQUIREMENTS FOR PACKING LIST AND INVOICE

[***]

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ATTACHMENT III –

CHANGE OF CONTROL

The parties agree that any company producing or selling radiation therapy equipment, including, without limitation, the companies listed below and their affiliates and respective successors and assigns, would pose an unacceptable risk to BUYER’s business if they were to gain control of SELLER.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

ATTACHMENT IV

Schedule of Mevion owned equipment

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

ATTACHMENT V

Engineering Change Request (ECR)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Engineering Change Request

EFACS Log No:

Drawing / Specification / Procedure No:		Issue:

Title:

Project:	Works Order:

DESCRIPTION OF CHANGE REQUIRED

REASON FOR CHANGE

ORIGINATOR’S NAME / SIGNATURE:		DATE:

COMMENT BY DESIGN AUTHORITY

UL / TUV REPORT UPDATE ☐ TICK IF APPLICABLE		APPLICABLE REPORT NO

RISK ASSESSMENT FOR MEDICAL PROCEDURES (REF 1014.QY)		☐ TICK IF APPLICABLE

ENVIROMENTAL ASPECTS (REF 1043.QY)		☐ TICK IF APPLICABLE

VERIFICATION AND VALIDATION OF CHANGE (REF 245.QY)

SIGNATURE	DATE

CHANGE APPROVED / NOT APPROVED		DATE:

QUALITY

ENGINEERING

PRODUCTION

COSTS AGREED (CUSTOMER) AND APPROVED		DATE:

CUSTOMER

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

ATTACHMENT VI

Form of Escrow Agreement

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

ATTACHMENT VII

MUTUAL CONFIDENTIALITY AGREEMENT

This Agreement is made by and between Mevion Medical System, Inc., a Delaware corporation (the “Buyer”), having a principal place of business at 300 Foster Street Littleton, Massachusetts 01460, USA and Storrington Industries, Limited (the “Supplier”), having a principal place of business at Water Lane, Storrington, West Sussex, RH20 3EA, UK.

1. Definition of Confidential Information. “Confidential Information” as used in this Agreement shall mean any and all technical and non-technical information including, without limitation, patent, copyright, trade secret and proprietary information, techniques, sketches, drawings, models, inventions, know-how, processes, formulae, apparatus, equipment and biological materials related to the current, future and proposed products and services of each of the parties, and includes, without limitation, their respective information concerning research, experimental work, development, design details and specifications, engineering, financial information, procurement requirements, purchasing, manufacturing, customer lists, business forecasts and sales and marketing plans “Confidential Information” also includes proprietary or confidential information of any third party who may disclose such information to either party in the course of the other party’s business. Such information disclosed by the disclosing party (“Discloser”) will be considered Confidential Information by the receiving party (“Recipient”), only if such information is conspicuously designated as “Confidential”, or if provided orally, identified as confidential at the time of disclosure and confirmed in writing within thirty (30) days of disclosure.

2. Nondisclosure and Nonuse Obligation. Each of the parties agrees that it will not make use of, disseminate, or in any way disclose any Confidential Information of the other party to any person, firm or business, except to the extent necessary for negotiations, discussions, and consultations with personnel or authorized representatives of the other party, and any purpose the other party may hereafter authorize in writing. Furthermore, the existence of any business negotiations, discussions, consultations or agreements in progress between the parties shall not be released to any form of public media without written approval of both parties. Each of the parties agrees that it shall treat all Confidential Information of the other party with the same degree of care as it accords to its own Confidential Information, and each of the parties represents that it exercises reasonable care to protect its own Confidential Information. If either party is not an individual, such party agrees that it shall disclose Confidential Information of the other party only to those of its employees who need to know such information and certifies that such employees have previously agreed, either as a condition to employment or in order to obtain the Confidential Information, to be bound by terms and conditions substantially similar to those of this Agreement. Recipient will immediately give notice to Discloser of any unauthorized use or disclosure of the Confidential Information. Recipient agrees to assist Discloser in remedying any such unauthorized use or disclosure of the Confidential Information. Except as required by law, neither party shall use the name of the other party or reveal the existence or substance of ongoing discussions, negotiations, or evaluations related to the subject matter of this Agreement, or any subsequently executed agreement, to any third party without the prior written consent of the other party, which consent shall not be unreasonably withheld.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

3. Exclusions from Nondisclosure and Nonuse Obligations. Each party’s obligations under Paragraph 2 (“Nondisclosure and Nonuse Obligations”) with respect to any portion of the other party’s Confidential Information shall terminate when the party seeking to avoid its obligation under such Paragraph can document that: (i) it was in the public domain at or subsequent to the time it was communicated to Recipient by Discloser through no fault of Recipient; (ii) it was rightfully in Recipient’s possession free of any obligation of confidence at or subsequent to the time it was communicated to Recipient by Discloser; (iii) it was developed by employees or agents of Recipient independently of and without reference to any information communicated to Recipient by Discloser; (iv) it was communicated by the Discloser to an unaffiliated third party free of any obligation of confidence; or (v) the communication was in response to a valid order by a court or other governmental body, was otherwise required by law, or was necessary to establish the rights of either party under this Agreement.

4. Ownership of Confidential Information and Other Materials. All Confidential Information, and any Derivatives thereof whether created by Discloser or Recipient, remain the property of Discloser and no license or other rights to Confidential Information is granted or implied hereby. For purposes of this Agreement, “Derivatives” shall mean: (i) for copyrightable or copyrighted material, any translation, abridgement, revision or other form in which an existing work may be recast, transformed or adapted; (ii) for patentable or patented material, any improvement thereon; and (iii) for material which is protected by trade secret, any new material derived from such existing trade secret material, including new material which may be protected by copyright, patent and/or trade secret. All materials (including without limitation, documents, drawings, models, apparatus, sketches, designs and lists) furnished to one party by the other, and which are designated in writing to be the property of such party, shall remain the property of such party and shall be returned to it promptly at its request, together with any copies thereof.

5. Independent Development. Discloser understands that Recipient may currently or in the future be developing information internally, or receiving information from other parties that may be similar to Discloser’s information. Accordingly, nothing in this Agreement will be construed as a representation or inference that Recipient will not develop products, or have products developed for it, that, without violation of this Agreement, compete with the products or systems contemplated by Discloser’s Confidential Information.

6. Disclosure of Third Party Information. Neither party shall communicate any information to the other in violation of the proprietary rights of any third party.

7. No Warranty. All Confidential Information is provided “AS IS” and without any warranty, express, implied or otherwise, regarding its accuracy or performance.

8. No Export. Neither party shall export, directly or indirectly, any technical data acquired from the other pursuant to this Agreement or any product utilizing any such data to any country for which the U.S. Government or any agency thereof at the time of export requires an export license or other government approval without first obtaining such license or approval.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

9. Term. This Agreement shall govern all communications between the parties that are made during the period from the effective date of this Agreement to the date on which either party receives from the other written notice that subsequent communications shall not be so governed; provided, however, that each party’s Nondisclosure and Nonuse Obligations with respect to Confidential Information of the other party which it has previously received shall continue in perpetuity unless terminated pursuant to Paragraph 3 (“Exclusions from Nondisclosure and Nonuse Obligations”).

10. Notices. Any notice required or permitted by this Agreement shall be in writing and shall be delivered as follows with notice deemed given as indicated: (i) by personal delivery when delivered personally; (ii) by overnight courier upon written verification of receipt; (iii) by telecopy or facsimile transmission upon acknowledgment of receipt of electronic transmission; or (iv) by certified or registered mail, return receipt requested, upon verification of receipt. Notice shall be sent to the addresses set forth above or such other address as either party may specify in writing.

11. Governing Law. This Agreement shall be governed in all respects by the laws of the United States of America and by the laws of the State of New York, as such laws are applied to agreements entered into and to be performed entirely within New York between New York residents.

12. Severability. Should any provisions of this Agreement be held by a court of law to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby.

13. Waiver. The waiver by Discloser of a breach of any provision of this Agreement by Recipient shall not operate or be construed as a waiver of any other or subsequent breach by Recipient.

14. Injunctive Relief. A breach of any of the promises or agreements contained herein will result in irreparable and continuing damage to the non-breaching party for which there will be no adequate remedy at law, and the non-breaching party shall be entitled to injunctive relief and/or a decree for specific performance, and such other relief as may be proper (including monetary damages if appropriate).

15. Entire Agreement. This Agreement constitutes the entire agreement with respect to the Confidential Information disclosed herein and supersedes all prior or contemporaneous oral or written agreements concerning such Confidential Information. This Agreement may only be changed by mutual agreement of authorized representatives of the parties in writing.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

MEVION MEDICAL SYSTEMS, INC.	STORRINGTON INDUSTRIES LIMITED

Signature	Signature

Name:	Name:

Title:	Title: